Exhibit 4.2

incorporated under the laws of the state of delaware
-xx-
-xx-
covia holdings corporation
see reverse for certain definitions
cusip 22305a 103
this certifies that is the record holder of xxxxxxx (xxx) fully paid and nonassessable shares of common stock, $0.01 par value per share of covia holdings corporation
transferable on the books of the corporation in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed. this certificate is not valid until countersigned by the transfer agent and registered by the registrar.
witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.
dated
general counsel and secretary
president and chief executive officer
countersigned and registered to:
american stock transfer & trust company,llc
(brooklyn,ny)
transfer agent and registrar
authorized officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM		as tenants in common	UNIF GIFT MIN ACT – Custodian
TEN ENT	–	as tenants by the entireties	(Cust) (Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares
Of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the Common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signatures(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARENTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROCKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARENTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.